SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) May 20, 1997





                               SIMTEK CORPORATION
             (Exact name of registrant as specified in its charter)




Colorado                           0-19027                      84-1057605
--------------------------------------------------------------------------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction                     File Number)               Identification No.)
of incorporation)



                       1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado        80920
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code     (719) 531-9444
                                                        --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5: Other Information:

     1) Simtek Corporation issued the following press release dated May 14, 1997 announcing first quarter 1997 financial results

                              FOR IMMEDIATE RELEASE


                       SIMTEK ANNOUNCES FINANCIAL RESULTS
                          FOR THE FIRST QUARTER OF 1997

     COLORADO SPRINGS, Colorado -- May 14, 1997 -- Simtek Corporation announced financial results for the first quarter of 1997. The Company had a net profit of $97,780 in the first quarter of 1997 compared to a loss of $234,706 for the same period in 1996. The first quarter results continue the dramatic financial improvement experienced over the last three years as the company has progressed to volume sales.

     Simtek achieved net product sales of $1,765,518 for the first quarter of 1997, a growth of 118% as compared to the same period in 1996. These results represent the 6th consecutive quarter with improved sales over the previous quarter. The company attributes the sales growth to increased product supply and an increase in the demand for Simtek's nonvolatile memory products. Sales remained strong in markets such as telecommunications, industrial control, military and office automation as new customer designs advanced to their production stages. Additional customer design activity is also occurring in new products that Simtek is bringing to production.

     Simtek has just announced a new family of nvSRAM products that will directly replace industry standard battery-backed SRAM products. While similar devices with proprietary pin- outs have previously been available from Simtek, these new devices require no system hardware or software changes. This product family creates new opportunities for company growth as Simtek enters an existing market segment previously supported only by battery-backed SRAM.

                               FINANCIAL RESULTS:
                                                                       For the quarters ended March 31,
                                                                       --------------------------------
                                                                         1997                    1996
                                                                         ----                    ----
NET SALES                                                          $   1,765,518            $    811,094

COST OF SALES                                                          1,088,231                 555,812

GROSS MARGIN                                                             677,287                 255,282

TOTAL SELLING, GENERAL                                                   597,254                 499,140
     AND ADMINISTRATIVE EXPENSES

INCOME (LOSS) FROM OPERATIONS                                             80,033                (243,858)

NET INCOME (LOSS)                                                  $      97,780             $  (234,706)

NET INCOME (LOSS) PER COMMON SHARE                                 $        0.00             $     (0.01)

WEIGHTED  AVERAGE NUMBER OF SHARES                                    28,506,685              26,978,311
    OUTSTANDING



                                       ###


Simtek Corporation develops, produces and markets high performance nonvolatile memories. They combine the speed and ease of use of SRAM's with a small, cost effective, reliable package that retains data without power or the use of batteries. The Company is headquartered in Colorado Springs, Colorado with world-wide sales established through independent representatives and distributors. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.


Dr. Richard Petritz                                   For Product information:
President and Chief Executive Officer
Simtek Corporation                                    contact info@simtek .com
1465 Kelly Johnson Boulevard                          or see our Web page
Colorado Springs, CO 80920 USA                        at http://www.simtek.com
(719) 531-9444   FAX (719) 531-9481


Editor's Note: Please send inquiries to: Communications Department, Simtek Corporation , 1465 Kelly Johnson Boulevard, Colorado Springs, CO 80920 USA (719) 531-9444, FAX (719) 531-9481.

     2) The following sets forth Simtek's Corporation's 1996 Annual Report to Shareholders which was mailed to shareholders on or about May 20, 1997:


[LOGO/GRAPHIC OMITTED]

1996 ANNUAL
REPORT

--------------------------------------------------------------------------------

To Our Shareholders:

This report covers the year ended December 31, 1996. Shareholders who desire further disclosure information may request the following reports from the Securities and Exchange Commission or from Simtek Corporation: Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB.

During 1996, the Company focused on the objectives of the 1996 business plan which was approved by the Simtek Board of Directors in March 1996. Some of the highlights of the plan were, 1) sales revenue of $6,000,000; 2) achieve positive gross margins with a cost reduction on the 64 kilobit 1.2 micron product and the introduction of the 64 kilobit 0.8 micron product; 3) work with ZMD to bring the 64 kilobit nvSRAM 0.8 micron product to qualification and then production; 4) work with ZMD to complete a new design of the 256 kilobit nvSRAM in 0.8 micron technology and to install it in the ZMD fab; 5) with overall improved cost controls, generate a profit in the third and fourth quarter of 1996; and 6) find a source of additional funding to support the production and marketing of the 256 kilobit nvSRAM product. Described below is how the Company performed against its goals:

Simtek's net product sales for 1996 totaled $5,196,653 compared to $2,038,749 for 1995. Yield improvement and cost reductions achieved in the back end test flow enabled the Company to reduce the finished unit cost of its 1.2 micron product. In June 1996, the Company began shipping its first 64 kilobit nvSRAM units based 0.8 micron technology that it purchased from ZMD. These two items allowed the Company to realize a positive gross margin of $2,123,042 in 1996 compared to a negative gross margin of $154,046 in 1995.

Work began on the installation of the 256 kilobit nvSRAM product and process into ZMD's wafer fab, but was delayed while working on yield improvement of the 64 kilobit 0.8 micron product. The Company and ZMD resumed work on the 256 kilobit nvSRAM product in late 1996.

Controlled spending in 1996 throughout the Company helped reduce the selling, general and administrative expenses by 17% as compared to 1995. This control along with the reduction in material costs resulted in a net income, based solely on product sales, in the second quarter of 1996 and continued throughout the balance of 1996. The Company had a net income of $144,516 for the year ended

--------------------------------------------------------------------------------
December 31, 1996 as compared to a net loss of $1,931,008 for the year ended December 31, 1995.

Due to the improved gross margins, the generation of net income and ZMD funding a portion of the costs associated with the 256 kilobit development, the Company was not required to find an additional source of financing in 1996.

The Company's ability to maintain profitability will depend primarily on its ability to continue reducing its manufacturing costs and increase net product sales by increasing the availability of existing products and by the introduction of new products.

In 1996, the Company received $378,551 under the agreement it entered into with ZMD in September 1995. Of this amount, $248,398 was converted into 1,518,374 shares of Common Stock. The balance of $130,153 remains as a payable to ZMD on the balance sheet as of December 31, 1996. ZMD currently owns approximately 30% of the Company's Common Stock and may not exceed 30% without the approval of Simtek's Board of Directors.

The Company believes that with the cooperation of ZMD it will expedite the introduction and production of its 256 kilobit nvSRAM products based upon 0.8 micron technology. The two companies are currently deciding which nvSRAM products to develop next.

The Company may require additional capital in 1997 to fund production and marketing of its 0.8 micron 256 kilobit nvSRAM and the development of other new products. The Company does not have any commitments for such additional capital as of the date of this report.

The following Statements of Operations compare the year ended December 31, 1996 with the year ended December 31, 1995 and the Balance Sheet as of the year ended December 31, 1996.

In closing, we are pleased with the progress that Simtek has continued to make during 1996 in all areas of the Company's operations. We at Simtek appreciate your continued support.

Sincerely,

/s/ Richard L. Petritz

RICHARD L. PETRITZ
Chairman and CEO

-------------------------------------------------------------------------------------------------------------------
Balance Sheet
-------------------------------------------------------------------------------------------------------------------

                                                                                     DECEMBER 31,
                  ASSETS                                                                 1996
                  ------                                                           ---------------
CURRENT ASSETS:
         Cash and cash equivalents                                                 $       964,456
         Accounts receivable - trade, net of allowance for doubtful accounts and
                  return allowances of $63,092                                             593,378
         Inventory                                                                         327,221
         Prepaid expenses and other                                                         25,850
                                                                                   ---------------

                  Total current assets                                                   1,910,905

EQUIPMENT AND FURNITURE, net                                                               229,008
                                                                                   ---------------

TOTAL ASSETS                                                                       $     2,139,913
                                                                                   ===============

                  LIABILITIES AND SHAREHOLDERS' EQUITY
                  ------------------------------------

CURRENT LIABILITIES:
         Accounts payable:
                  ZMD                                                              $       290,957
                  Other                                                                    212,279
         Accrued Expenses                                                                  349,654
         Accrued Wages                                                                     222,136
         Accrued Vacation payable                                                           86,444
         Payable to ZMD                                                                    130,153
                                                                                   ---------------
                  Total current liabilities                                              1,291,623
                                                                                   ---------------

COMMITMENTS AND CONTINGENCIES (Notes 4 and 5)

SHAREHOLDER'S EQUITY:
         Preferred stock, $1.00 par value; 2,000,000 shares authorized,
                  none issued and outstanding                                                    -
         Common stock, $.01 par value; 40,000,000 shares authorized,
                  28,506,685 shares issued and outstanding                                 285,067
         Additional paid-in capital                                                     29,730,728
         Accumulated deficit                                                           (29,167,505)
                                                                                   ---------------
                  Total shareholder's equity                                               848,290
                                                                                   ---------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                         $     2,139,913
                                                                                   ===============


--------------------------------------------------------------------------------

OTC Electronic Bulletin Board             Registrar and Transfer Agent
System Symbol:                            Continental  Stock Transfer and Trust
SRAM                                      2 Broadway
                                          New York, NY 10004

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                       1996           1995
                                                                 ------------------------------
NET SALES                                                        $   5,196,653    $   2,038,749

Cost of Sales                                                        3,073,611        2,192,795
                                                                 -------------    -------------

GROSS MARGIN                                                         2,123,042         (154,046)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

         Research and development costs                                994,444        1,335,123
         Sales and Marketing                                           567,049          516,679
         Administrative                                                439,429          556,500
                                                                 -------------    -------------

            Total selling, general and administrative expense        2,000,922        2,408,302

INCOME (LOSS) FROM OPERATIONS:                                         122,120       (2,562,348)
                                                                 -------------    --------------

OTHER INCOME (EXPENSE):
         Royalty income                                                      -          600,000
         Interest income, net                                           16,745           24,283
         Other income                                                    5,651            7,057
                                                                 -------------    -------------

            Total other income                                          22,396          631,340
                                                                 -------------    -------------

NET INCOME (LOSS)                                                $     144,516    $  (1,931,008)
                                                                 =============    ==============

NET INCOME (LOSS) PER COMMON SHARE                               $          .01   $       (.09)
                                                                 ==============   =============

WEIGHTED AVERAGE NUMBER OF
          SHARES OUTSTANDING                                        27,103,059       21,497,035
                                                                 =============    =============

--------------------------------------------------------------------------------

Directors and Officers
--------------------------------------------------------------------------------


Dr. Richard L. Petritz                      Dr. Kurt Garbrecht, Director
Chairman of the Board & CEO                 Zentrum Mikroelektronik Dresden GmbH

Mr. Sheldon A. Taylor, Director             Dr. Klaus Wiemer, Director
Formfactor                                  InterConnect Technology Sdn Bhd

Dr. Robert Keeley, Director                 Mr. Detlef Golla, Director
University of Colorado, Colorado Springs    Zentrum Mikroelektronik Dresden GmbH

--------------------------------------------------------------------------------


Home Page:                                           E-Mail
http://www.simtek.com                                info@simtek.com

                                      -7-






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                 SIMTEK CORPORATION


                                    /s/ Richard L. Petritz
May 20, 1997                     By:____________________________________________
                                     RICHARD L. PETRITZ
                                     Chief Execuitve Officer and Chief
                                     Financial Officer (acting)







                                      -8-

